UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report  _January 30, 2004______

_________GARUDA CAPITAL CORP.____________

(Exact name of registrant as specified in its chapter)

________Nevada___________________               _______0-30927_________     _____980209053__________

(State or other jurisdiction of incorporation)

(Commission File Number)         (IRS Employer ID #)

#502, 1978 Vine Street, Vancouver, BC, Canada____________

_______V6K 4S1_____

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code ______604.737.0203____________

________________________________________________________________

(Former name or former address, if changed since last report)

Item 4. Change in Registrant’s Certifying Accountant

New Independent Public Accountants

On January 30th, 2004, the Registrant retained Williams & Webster P.S., Certified Public Accountants as its independent public accountants.  The Company’s audit committee and board of directors each independently approved resolutions on January 29th, 2004 and January 30th, 2004, approving the selection of Williams & Webster P.S.

During the Company’s two most recent fiscal years June 30, 2003 and 2002 and  the subsequent interim period through the engagement of Williams & Webster P.S., the Company has not consulted with Williams & Webster P.S., regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of a disagreement, within the meaning of Item 304(a)

(1)(iv) of Regulation S-K, or a reportable event, as described in the Item 304(a)

(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARUDA CAPITAL CORP.__________

(Registrant)

/s/ C. Robin Relph____________________

(Signature)

C. Robin Relph,

President

Date ___January 30, 2004_______________